SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported):  January 31, 2011

                          AVSTAR AVIATION GROUP, INC.
                          ---------------------------
             (Exact name of registrant as specified in its charter)


         Colorado                   0-30503                 76-0635938
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(State or other jurisdiction  (Commission File Number) (IRS Employer ID Number)
  of incorporation)

           3600 Gessner, Suite 220, Houston, Texas             77063
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         (Address of principal executive offices)            (Zip Code)

Registrant's telephone number, including area code         (713) 965-7582
                                                            --------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     [ ]     Written communications pursuant to Rule 425 under the Securities
Act (17 CFR 230.425)

     [ ]     Soliciting material pursuant to Rule 14a-12 under the Exchange Act
(17 CFR 240.14a-12)

     [ ]     Pre-commencement communications pursuant to Rule 14d-2(b) under the
Exchange Act   (17 CFR 240.14d-2(b))

     [ ]     Pre-commencement communications pursuant to Rule 13e-4(c) under the
Exchange Act (17 CFR 240.13e-4(c))

ITEM  1.01  ENTRY  INTO  A  MATERIAL  DEFINITIVE  AGREEMENT.

     The information included in Item 2.03 of this Current Report on Form 8-K is also incorporated by reference into this Item 1.01 of this Current Report on Form 8-K.

ITEM  2.02.  RESULTS  OF  OPERATIONS  AND  FINANCIAL  CONDITION

     On each of February 22, 2011 and March 11, 2011, AvStar Aviation Group, Inc. (the "Company") issued a press release reporting increases in revenues for its year ended December 31, 2010. On May 5, 2011, the Company issued a press release reporting increases in revenues for its fiscal quarter ended March 31, 2011. These press releases are attached to this Current Report on Form 8-K as
Exhibit  99.1,  99.2  and  99.3.

     The information contained in this Item 2.02 and the related exhibits are "furnished" but not "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended.

ITEM 2.03 CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF REGISTRANT

     On July 1, 2010, the Company issued a convertible promissory note in the original principal amount of $70,000 (the "First Note") to Henry L. Schulle, a consultant to the Company ("Holder"), in lieu of cash for consulting services provided by Holder to the Company. On January 31, 2011, the Company issued a second convertible promissory note in the original principal amount of $60,000 (the "Second Note") to Holder, in lieu of cash for consulting services provided by Holder to the Company. The Company believes that the execution and delivery of the First Note was probably not material enough to require the filing of this Report, but that upon the execution and delivery of the Second Note, the First Note and the Second Note (taken as a whole) were material enough to require the filing of this Report. While the terms of the two notes vary somewhat, these terms are generally the same from note to note. The following is a description of the terms of the two notes.

     Each of the notes bears regular interest at a rate of 8.5 % per annum. The notes are unsecured, and each of them is due and payable one year after the date of their respective issuances. At any time prior to the payment in full of the entire balance of a note, Holder has the option, upon a 65-days notice, of converting all or any portion of the unpaid balance of the note into shares of the Company's common stock at a conversion price discussed hereafter. Each conversion price for the notes features a "variable" conversion price and also a "fixed" conversion price of $.04, which will apply if it is less than the related variable conversion price. The variable conversion price is the closing trading prices of the Company's common stock for the most recent trading days preceding the date of exercise; provided, however, that the variable conversion price has a minimum floor of $.005 per share. In view of the Company's most recent closing trading prices and the minimum variable conversion price, Holder could convert the two notes into an aggregate of 26.0 million shares. The notes contain customary representations and warranties, registration rights, customary anti-dilution provisions, and customary events of default that entitle Holder to accelerate the due date of the unpaid principal amount of, and all accrued and unpaid interest on, the notes.

     On May 2, 2011, Holder converted $40,000 of the principal amount of the First Note into 8.0 million shares of the Company's common stock, leaving an aggregate outstanding principal amount of the notes equal to $90,000.

ITEM 3.02. UNREGISTERED SALES OF EQUITY SECURITIES.

     The information included in Item 2.03 of this Current Report on Form 8-K is also incorporated by reference into this Item 3.02 of this Current Report on Form 8-K.

          In addition to the issuance to the Holder described above, in April 2011 the Company issued 10.0 million shares of its common stock to the holder of a convertible promissory note upon conversion of $8,000 of the principal amount of the related note.

     The issuances described in the preceding paragraph and the issuances to Holder of the notes and the 8.0 million shares of its common stock in connection with the conversion of a portion of one of the notes are claimed to be exempt pursuant to Section 4(2) of the Securities Act of 1933 (the "Act") and Rule 506 of Regulation D under the Act. No advertising or general solicitation was employed in offering these securities. The offering and sale was made only to two persons, and subsequent transfers were restricted in accordance with the requirements of the Act.

     The securities issued in connection with the acquisition were not registered under the Securities Act of 1933, as amended, and may not be offered or sold in the United States in the absence of an effective registration statement or exemption from registration requirements.

ITEM  9.01.  FINANCIAL  STATEMENTS  AND  EXHIBITS.

(c)               Exhibits.

Exhibit
Number          Exhibit Title

10.1 8.5% Convertible Note dated July 1, 2010 made payable by the Company to Henry L. Schulle in the original principal amount of $70,000
10.2 8.5% Convertible Note dated January 31, 2011 made payable by the Company to Henry L. Schulle in the original principal amount of $60,000
99.1 Press Release of AvStar Aviation Group, Inc. dated February 22, 2011 entitled "AvStar Aviation Group, Inc. Announces 2011 Revenue Increases Spur on Plans for New Air Routes; Operations from Sheltair-North Commence; Aircraft Charters, LLC Acquisition Update."
99.2 Press Release of AvStar Aviation Group, Inc. dated March 11, 2011 entitled "AvStar Aviation Group, Inc. Releases Overview of Operations and 20% Revenue Increase."
99.3 Press Release of AvStar Aviation Group, Inc. dated May 5, 2011 entitled "AvStar Aviation Group, Inc. Announces Revenue Increases, Addition to Air Fleet, and Update of DOT Commuter Authority Status."

                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


AVSTAR AVIATION GROUP, INC.


Date: May ____, 2011     /s/     Clayton I. Gamber
                         -------------------------
                                 Clayton I. Gamber,
                                 Chief Executive Officer & President